UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2014

GLEN BURNIE BANCORP

(Exact name of registrant as specified in its charter)

Maryland	0-24047	52-1782444
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

101 Crain Highway, S.E., Glen Burnie, Maryland 21061

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 766-3300

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭☐⁭	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭☐⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭☐⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭☐⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On August 8, 2014, Glen Burnie Bancorp (the “Company”) issued a press release announcing the appointment of Andrew Cooch to the Company’s Board of Directors. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit No.

99.1	Press Release dated September 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLEN BURNIE BANCORP
(Registrant)

Date: September 19, 2014	By:	/s/ Michael G. Livingston
Michael G. Livingston Chief Executive Officer